Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Sallie Mae Bank (the “Bank”)
SMB Education Funding, LLC
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
Barclays Capital Inc.
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: SMB Private Education Loan Trust 2021-B – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Bank in an electronic data file entitled “2021B_External_Decrypt.xlsx” (the “Data File”), provided by the Bank on April 7, 2021, containing certain information related to 42,337 student loans (the “Student Loans”) as of April 5, 2021 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by SMB Private Education Loan Trust 2021-B. The Bank is responsible for the specified attributes identified by the Bank in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Bank and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means dollar amounts were within $1.00.

•	The terms “ATLAS System,” “ENCORE System,” and “FDR System” mean the Bank’s servicing systems.

•	The term “Sources” means the following information furnished by the Bank:

–	Branch Categorization Screen within the ATLAS System;

–	Promissory Note, Final Disclosure correspondence, Counter Offer Modification Notification, and SSN card correspondence within the ENCORE System; and,

–
#BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CP2 Screen, #CPH Screen, #CPO Screen, #CSS Screen, #CU3 CIM Screen, #ED2 Screen, #EDH Screen, #HDI Screen, #NM CC Screen, #NM CR Screen, #NPO Screen and #NM SA2 Screen within the FDR System.

KPMG LLP, a Deleware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

We make no representation regarding the validity, enforceability, or authenticity of such Sources.

•	The term “Instructions” means the instructions provided by the Bank pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.

We were instructed by the Bank to perform the following agreed-upon procedures on the Student Loans in the Data File.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Bank. The selection criteria resulted in a sample of 360 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we recomputed or compared the specified attributes listed below contained in the Data File to the corresponding information in the respective Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the specified Sources or the inability to agree the indicated information from the Data File to the Sources for each of the specified attributes, utilizing the Instructions, constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources / Instructions

Social Security Number
Social Security Number, Loan Amount or Application ID information indicated on the Promissory Note, Final Disclosure correspondence, Counter Offer Modification Notification, SSN card correspondence, and Instructions

Signature(s) on the Promissory Note	Promissory Note and Instructions. We performed no procedures to assess compliance with regard to any signatory requirements or confirm the authenticity of the signature(s)

Disbursement Year	“1ST ACTIVE DATE” field on #BS5 Screen

Original Principal Balance	“TLDSBAMT” field in the “OTHER” option on #HDI Screen, sum of “LOAN DISBURSEMENT” amounts on #CSS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, and Instructions

Current Principal Balance
“ACCOUNT BALANCE” field on #CSS Screen, “EFF-DT” field on #CPH Screen, “CYCLE DATE” field on #CSS Screen, accrued interest recomputed using “INT_RT” field on #EDH Screen, “ACCOUNT BALANCE” field on #CSS Screen, “TOTAL ACCOUNT BALANCE” field in the “CYCLE DATE” field on #CSS Screen, applicable “AMOUNT-PAID” on #CPH Screen, sum of “ACCOUNT BALANCE” field on #CSS Screen, total of all “LOAN DISBURSEMENT” amounts on #CDS Screen, total of all “FORBEARANCE PAYMENT” amounts on #CDS Screen, “CAP” field on #EDH Screen, “DATE” field on #EDH Screen, “CAP INT” field on #ED2 Screen, total of all “PAYMENT REVERSAL” amounts on #CDS Screen, total of all “ACCRUED INTEREST” amounts on #CSS Screen, “CASH ADB 1 & 2” field on #ED2 Screen, “CUR BAL” field on #BS Screen, and Instructions

Loan Type	“#14” field on #NM CC Screen

Attributes	Sources/Instructions

Loan Status	“MISC FIELD 2” field on #BS3 Screen and “CURR LOAN STAT” field on #EDH Screen, or notation of status change on #CIS Screen, and Instructions

Current Status End Date
Recompute using “CURR LOAN STAT” field on #EDH Screen and one of the following: “CYCLE DATE” and “CURR:GRAD/SEP DT” fields on #CSS Screen and #EDH Screen, respectively; “CYCLE DATE” and “RPMT BEGIN DT” fields on #CSS Screen and #EDH Screen, respectively; “CYCLE DATE” field on #CSS Screen and “METHOD OVERRIDE END DATE” in “RULS MIN PAY (CP PO RM)” field on #NPO Screen; “CYCLE DATE” and “MATURITY DT” fields on #CSS Screen and #EDH Screen, respectively; notation of status change on #CIS Screen or #EDH Screen, and Instructions

Remaining Term
“CURR LOAN STAT” field on #EDH Screen, “MISC FIELD 2” field on #BS3 Screen, “#9” field on #NM CC Screen, “CYCLE DATE” field on #CSS Screen, “MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” in “RULS MIN PAY (CP PO RM)” field on #NPO Screen, or “DUE DATE” field on #CSS Screen, and Instructions

Repayment Schedule Type	“MISC FIELD 2” field on #BS3 Screen, “CYCLE DATE” field on #CSS Screen, “RPMT BEGIN DT” and “CURR LOAN STAT” fields on #EDH Screen, and Instructions

Interest Rate
“INT RT” field, “INT 1%” field, “INT 2%” field on #EDH Screen, “DAYS1” field on #ED2 Screen, “CYCLE DATE” field on #CSS Screen, or “PER DAY INTEREST” field on #CPO Screen and “ACCOUNT BALANCE” field on #CSS Screen, or “VAR CASH SET1” field on #CP2 Screen and “ANNUAL INTEREST RATE CASH ADVANCE” field on #NM SA2 Screen, “DDD_RATE” field on #HDI Screen, and Instructions

School Code	“MISC FIELD 5” field on #BS3 Screen or the last number group in the “ID #” field on #CU3 CIM Screen

School Types 1 and 2 (School Type and Title IV)	“PROGRAM CATEGORY,” “FOR PROFIT/NON-PROFIT,” “PEPS TITLE IV” and “SOURCE OF CATEGORIZATION” fields on Branch Categorization Screen, and Instructions

State of Residence	#BS1 Screen or documentation of change that affects the state of residence on #CIS Screen

Recent FICO	“CREDIT BUREAU SCORE” and “DATE CB SCORE GENERATED” fields on #NM CR Screen

Original FICO	“EDS SCR01” or “EDS SCR02” fields within the “FICO INFO” tab on #HDI Screen

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Sources, except as listed in Exhibit C. Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 42,337 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Bank in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information contained in the Data File, Sources, and Instructions, without verification or evaluation of in the Data File, Sources or Instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the Sources and Instructions, (iii) the reliability or accuracy of the Sources, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
April 28, 2021

Exhibit A
The Selected Student Loans

Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number

1	2021B001	51	2021B051	101	2021B101	151	2021B151
2	2021B002	52	2021B052	102	2021B102	152	2021B152
3	2021B003	53	2021B053	103	2021B103	153	2021B153
4	2021B004	54	2021B054	104	2021B104	154	2021B154
5	2021B005	55	2021B055	105	2021B105	155	2021B155
6	2021B006	56	2021B056	106	2021B106	156	2021B156
7	2021B007	57	2021B057	107	2021B107	157	2021B157
8	2021B008	58	2021B058	108	2021B108	158	2021B158
9	2021B009	59	2021B059	109	2021B109	159	2021B159
10	2021B010	60	2021B060	110	2021B110	160	2021B160
11	2021B011	61	2021B061	111	2021B111	161	2021B161
12	2021B012	62	2021B062	112	2021B112	162	2021B162
13	2021B013	63	2021B063	113	2021B113	163	2021B163
14	2021B014	64	2021B064	114	2021B114	164	2021B164
15	2021B015	65	2021B065	115	2021B115	165	2021B165
16	2021B016	66	2021B066	116	2021B116	166	2021B166
17	2021B017	67	2021B067	117	2021B117	167	2021B167
18	2021B018	68	2021B068	118	2021B118	168	2021B168
19	2021B019	69	2021B069	119	2021B119	169	2021B169
20	2021B020	70	2021B070	120	2021B120	170	2021B170
21	2021B021	71	2021B071	121	2021B121	171	2021B171
22	2021B022	72	2021B072	122	2021B122	172	2021B172
23	2021B023	73	2021B073	123	2021B123	173	2021B173
24	2021B024	74	2021B074	124	2021B124	174	2021B174
25	2021B025	75	2021B075	125	2021B125	175	2021B175
26	2021B026	76	2021B076	126	2021B126	176	2021B176
27	2021B027	77	2021B077	127	2021B127	177	2021B177
28	2021B028	78	2021B078	128	2021B128	178	2021B178
29	2021B029	79	2021B079	129	2021B129	179	2021B179
30	2021B030	80	2021B080	130	2021B130	180	2021B180
31	2021B031	81	2021B081	131	2021B131	181	2021B181
32	2021B032	82	2021B082	132	2021B132	182	2021B182
33	2021B033	83	2021B083	133	2021B133	183	2021B183
34	2021B034	84	2021B084	134	2021B134	184	2021B184
35	2021B035	85	2021B085	135	2021B135	185	2021B185
36	2021B036	86	2021B086	136	2021B136	186	2021B186
37	2021B037	87	2021B087	137	2021B137	187	2021B187
38	2021B038	88	2021B088	138	2021B138	188	2021B188
39	2021B039	89	2021B089	139	2021B139	189	2021B189
40	2021B040	90	2021B090	140	2021B140	190	2021B190
41	2021B041	91	2021B091	141	2021B141	191	2021B191
42	2021B042	92	2021B092	142	2021B142	192	2021B192
43	2021B043	93	2021B093	143	2021B143	193	2021B193
44	2021B044	94	2021B094	144	2021B144	194	2021B194
45	2021B045	95	2021B095	145	2021B145	195	2021B195
46	2021B046	96	2021B096	146	2021B146	196	2021B196
47	2021B047	97	2021B097	147	2021B147	197	2021B197
48	2021B048	98	2021B098	148	2021B148	198	2021B198
49	2021B049	99	2021B099	149	2021B149	199	2021B199
50	2021B050	100	2021B100	150	2021B150	200	2021B200

Exhibit A
The Selected Student Loans (Cont.)

Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number

201	2021B201	242	2021B242	283	2021B283	324	2021B324
202	2021B202	243	2021B243	284	2021B284	325	2021B325
203	2021B203	244	2021B244	285	2021B285	326	2021B326
204	2021B204	245	2021B245	286	2021B286	327	2021B327
205	2021B205	246	2021B246	287	2021B287	328	2021B328
206	2021B206	247	2021B247	288	2021B288	329	2021B329
207	2021B207	248	2021B248	289	2021B289	330	2021B330
208	2021B208	249	2021B249	290	2021B290	331	2021B331
209	2021B209	250	2021B250	291	2021B291	332	2021B332
210	2021B210	251	2021B251	292	2021B292	333	2021B333
211	2021B211	252	2021B252	293	2021B293	334	2021B334
212	2021B212	253	2021B253	294	2021B294	335	2021B335
213	2021B213	254	2021B254	295	2021B295	336	2021B336
214	2021B214	255	2021B255	296	2021B296	337	2021B337
215	2021B215	256	2021B256	297	2021B297	338	2021B338
216	2021B216	257	2021B257	298	2021B298	339	2021B339
217	2021B217	258	2021B258	299	2021B299	340	2021B340
218	2021B218	259	2021B259	300	2021B300	341	2021B341
219	2021B219	260	2021B260	301	2021B301	342	2021B342
220	2021B220	261	2021B261	302	2021B302	343	2021B343
221	2021B221	262	2021B262	303	2021B303	344	2021B344
222	2021B222	263	2021B263	304	2021B304	345	2021B345
223	2021B223	264	2021B264	305	2021B305	346	2021B346
224	2021B224	265	2021B265	306	2021B306	347	2021B347
225	2021B225	266	2021B266	307	2021B307	348	2021B348
226	2021B226	267	2021B267	308	2021B308	349	2021B349
227	2021B227	268	2021B268	309	2021B309	350	2021B350
228	2021B228	269	2021B269	310	2021B310	351	2021B351
229	2021B229	270	2021B270	311	2021B311	352	2021B352
230	2021B230	271	2021B271	312	2021B312	353	2021B353
231	2021B231	272	2021B272	313	2021B313	354	2021B354
232	2021B232	273	2021B273	314	2021B314	355	2021B355
233	2021B233	274	2021B274	315	2021B315	356	2021B356
234	2021B234	275	2021B275	316	2021B316	357	2021B357
235	2021B235	276	2021B276	317	2021B317	358	2021B358
236	2021B236	277	2021B277	318	2021B318	359	2021B359
237	2021B237	278	2021B278	319	2021B319	360	2021B360
238	2021B238	279	2021B279	320	2021B320
239	2021B239	280	2021B280	321	2021B321
240	2021B240	281	2021B281	322	2021B322
241	2021B241	282	2021B282	323	2021B323

Note: The Bank has assigned a unique Loan ID number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.

Exhibit B
Instructions

Attribute	Instructions
Social Security Number and Signature(s) on the Promissory Note
(i)          Compare the Social Security Number in the “Borrwer SSN” field in the Data File to the Social Security Number on the Promissory Note,

(ii)         Compare the Original Principal Balance in the “Total Disbursement Amount” field in the Data File to the Loan Amount on the Promissory Note, and

(iii)        Observe Signature(s) on the Promissory Note.

In the event, the Loan Amount listed on the Promissory Note either was not listed or was lower than the Original Principal Balance indicated in the Data File, locate the Final Disclosure correspondence or the Counter Offer Modification Notification within the ENCORE System, for which the Application ID matched the Application ID on the Promissory Note.

In the event, the Social Security Number contained on the Promissory Note did not agree to the “Borrwer SSN” field in the Data File, locate the SSN card correspondence or the Credit Bureau Report, for which the SSN matched the SSN in the Data File.

In the event the Promissory Note for a Selected Student Loan was not available, the Bank instructed us to not perform procedures to compare the Social Security Number and Signature(s) on the Promissory Note. The Promissory Note was available for all Selected Student Loans.

Original Principal Balance
Compare the Original Principal Balance in the “Total Disbursement Amount” field in the Data File to the amount displayed in the “TLDSBAMT” field in the “OTHER” option on the #HDI Screen.

In the event the Original Principal Balance in the Data File did not agree,

(i)          for Selected Student Loans originated after July 2013, compare to the sum of all “LOAN DISBURSMENT” amounts displayed on the #CSS Screen, or

(ii)          for Selected Student Loans originated in or prior to July 2013, compare to the amount displayed in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.

Attribute	Instructions
Current Principal Balance
Compare the Current Principal Balance in the “Outstanding Principal Amount” field in the Data File to the “ACCOUNT BALANCE” field on the #CSS Screen, or the “CUR BAL” field on the #BS Screen. In the event the information did not agree, recompute the Current Principal Balance (the “Recomputed Current Principal Balance”) as follows:

a)           Read the date in the “EFF-DT” field on the #CPH Screen to identify if there was a payment made after the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and one day following the Cutoff Date;

1)           If a payment was made based on procedure (a), recompute accrued interest as the product of (i) the “INT_RT” field on the #EDH Screen, (ii) “ACCOUNT BALANCE” field on the #CSS Screen, and (iii) a fraction, the numerator of which is the difference in the number of days between the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen, and the effective date of the transaction indicated in the “EFF-DT” field on the #CPH Screen minus one, and a denominator of 365 (i.e., the total number of days in the 2021 calendar year); and,

2)           Add the recomputed accrued interest from procedure (1), as applicable, to the “TOTAL ACCOUNT BALANCE” field as of the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen (which represents the “ACCOUNT BALANCE” plus the interest accrued between the “ACCOUNT BALANCE” date and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen), and subtract the payment amount stated in the “AMOUNT-PAID” field on the #CPH Screen, as applicable, from the result.

b)           In the event the Recomputed Current Principal Balance calculated in step (a) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the sum of (i) the “ACCOUNT BALANCE” field on the #CSS Screen and (ii) the total of all “LOAN DISBURSEMENT” amounts on the #CDS Screen.

c)           In the event the Recomputed Current Principal Balance calculated in step (b) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the difference of (i) the “TOTAL ACCOUNT BALANCE” field on the #CSS Screen and (ii) the total of all “FORBEARANCE PAYMENT” amounts on the #CDS Screen.

d)           In the event the Recomputed Current Principal Balance calculated in step (c) did not agree, if the “CAP” field on the #EDH Screen indicated “C” and the “DATE” field on the #EDH Screen indicated a date equal to the most recent cycle date, compare the “Outstanding Principal Amount” field in the Data File to the sum of (i) the “ACCOUNT BALANCE” field on the #CSS Screen and (ii) the “CAP INT” field on the #ED2 Screen.

e)           In the event the Recomputed Current Principal Balance calculated in step (d) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the sum of (i) the total of all “PAYMENT REVERSAL” amounts on the #CDS Screen and (ii) the sum of (1) the “TOTAL ACCOUNT BALANCE” field on the #CSS Screen minus (2) the total of all “ACCRUED INTEREST” amounts on the #CSS Screen minus (3) the “CAP INT” field on the #ED2 Screen, where the “CAP” field on the #EDH Screen indicated “R” and the “DATE” field on the #EDH Screen indicated a date within four (4) months of the Cutoff Date.

f)            In the event the Recomputed Current Principal Balance calculated in step (e) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the ending balance in the “CASH ADB 1 & 2” field on the #ED2 Screen.

Attribute	Instructions
Loan Status
Compare Loan Status in the “Payment Loan Status” field in the Data File as follows:

a)           If the repayment type contained in the “MISC FIELD 2” field on the #BS3 Screen indicated “SOIOP” or “PPIOP” (indicating Interest Only) or “F0025” or “FX025” (indicating Fixed Payment), and the “CURR LOAN STAT” field on the #EDH Screen did not indicate “DMIP” or “F***,” the Loan Status was “In-Repayment”;

b)           If the “CURR LOAN STAT” field on the #EDH Screen System indicated “SSP*” or “SSG*,” the Loan Status was “In-Repayment”; or,

c)           Compare to the status contained in the “CURR LOAN STAT” field on the #EDH Screen. In the event the Loan Status did not agree, identify a notation of status change on the #CIS Screen.

Current Status End Date
Recompute the Current Status End Date (the “Recomputed Current Status End Date”) as follows:

a)            If the “CURR LOAN STAT” field on the #EDH Screen was “SCHL,” recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the date in the “CURR: GRAD/SEP DT” field on the #EDH Screen;

b)           If the “CURR LOAN STAT” field on the #EDH Screen was “GRCE,” recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the date in the “RPMT BEGIN DT” field on the #EDH Screen;

c)            If the “CURR LOAN STAT” field on the #EDH Screen was “DINT,” “DSCH,” “F***”, “SSPA,” or “SSGR,” recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen on or after the “METHOD OVERRIDE END DATE” indicated in the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen; or,

d)           If the “CURR LOAN STAT” field on the #EDH Screen was “RPMT,” “D***” (except “DINT” and “DSCH”), or “SSP*” (except “SSPA”), recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the date in the “MATURITY DT” field on the #EDH Screen.

e)            In the event the recomputed Current Status End Date calculated in procedures (a), (b), (c), or (d) did not agree to the “Current Borrower Status End Date” field in the Data File, calculate the Recomputed Current Status End Date as follows:

(i)           Identify a notation of status change that affected the loan status after the Cutoff Date (i.e., retro Forbearance) on the #CIS Screen and recompute the Current Status End Date as the first cycle date after the loan status “End Date” indicated on the #CIS Screen.

(ii)          If a notation of status change that affects the loan status after the Cutoff date was not available, the “STAT” field on the #EDH Screen indicated “SSGR” and the “TYPE” field on the #EDH Screen indicated “FB,” recompute the Current Status End Date as the first cycle date after the Cutoff Date.

Attribute	Instructions
Remaining Term
Compare Remaining Term to the “Total Repayment Term” field in the Data File or recompute Remaining Term (“Recomputed Remaining Term”) as follows:

a)           If the “CURR LOAN STAT” field on the #EDH Screen indicated “In-School” or “In-Grace” and the “MISC FIELD 2” field on the #BS3 Screen indicated “Deferred Loan,” compare to the value in the “#9” field on the #NM CC Screen;

b)           If the “CURR LOAN STAT” field on the #EDH Screen started with a “D” or “F,” recompute as the difference in months[1] between the next cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen following the maturity date indicated in the “MATURITY DT” field on the #EDH Screen; and,

c)           If the “CURR LOAN STAT” field on the #EDH Screen started with a “D” and the “MISC FIELD 2” field on the #BS3 Screen was “SOIOP,” “PPIOP,” “F0025,” or “FX025,” recompute as the difference in months1. between the current cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and the “METHOD OVERRIDE END DATE” indicated in the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen.

Repayment Schedule Type
Compare the Repayment Schedule Type in the “Repayment Schedule Code” field in the Data File as follows:

a)            If the “MISC FIELD 2” field on the #BS3 Screen was “D0000” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” field on the #EDH Screen was after the Cutoff Date, or the “MISC FIELD 2” field on the #BS3 Screen was blank and the “CURR LOAN STAT” field on the #EDH Screen was “GRPM,” “DMIP,” or “F***” (but not “FORP”), or the “MISC FIELD 2” field on the #BS3 Screen was “D0000” and the “CURR LOAN STAT” field on the #EDH Screen was “DSCH” or “DINT,” the Repayment Schedule Type was “N;”

b)           If the “MISC FIELD 2” field on the #BS3 Screen was “D0000” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was on or before the Cutoff Date, or the “MISC FIELD 2” field on the #BS3 Screen was “F0025” or “FX025” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was on or before the Cutoff Date, or the “MISC FIELD 2” field on the #BS3 Screen was blank, “SOIOP,” or “PPIOP” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was on or before the Cutoff Date, the Repayment Schedule Type was “V;”

c)            If the “MISC FIELD 2” field on the #BS3 Screen was “F0025” or “FX025” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was after the Cutoff Date, the Repayment Schedule Type was “W;”

d)            If the “MISC FIELD 2” field on the #BS3 Screen was blank, “SOIOP,” or “PPIOP” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was after the Cutoff Date, the Repayment Schedule Type was “Z;”

e)            If the “MISC FIELD 2” field on the #BS3 Screen was blank, “SOIOP,” or “PPIOP” and the “CURR LOAN STAT” field on the #EDH Screen was “DSCH” or “DINT,” the Repayment Schedule Type was “D;”

f)            If the “MISC FIELD 2” field on the #BS3 Screen was “F0025” or “FX025” and the “CURR LOAN STAT” field on the #EDH Screen was “DSCH” or “DINT,” the Repayment Schedule Type was “E;”

g)            If the “MISC FIELD 2” field on the #BS3 Screen was blank and the “CURR LOAN STAT” field on the #EDH Screen was “SSGR,” the Repayment Schedule Type was “T;” and,

h)            If the “MISC FIELD 2” field on the #BS3 Screen was blank and the “CURR LOAN STAT” field on the #EDH Screen was “SS**” (but not “SSGR”), the Repayment Schedule Type was the last character of the “CURR LOAN STAT” field on the #EDH Screen.

1 Calculated by dividing the difference in days by the average number of days in a month (i.e., 30.4375) rounded to the nearest whole number.

Attribute	Instructions
Interest Rate
Compare the Interest Rate in the “Net Interest Rate” field in the Data File to the “INT RT” field on the #EDH Screen.

In the event the Interest Rate did not agree, recompute Interest Rate (“Recomputed Interest Rate”) as follows:

a)           Add the number of days found in the “DAYS 1” field on the #ED2 Screen to the first day of the loan’s cycle date as of the Cutoff Date indicated in the “CYCLE DATE” field on the #CSS Screen;

b)           If step (8.a) resulted in a date that is on or before the Cutoff Date, compare the Interest Rate in the “Net Interest Rate” field in the Data File to the “INT 1%” field on the #ED2 Screen;

c)           If step (8.a) resulted in a date that is after the Cutoff Date, compare the Interest Rate in the “Net Interest Rate” field in the Data File to the “INT 2%” field on the #ED2 Screen.

d)           In the event the Interest Rate calculated in step (b) or (c) did not agree, recompute the Interest Rate as follows:

(i)           divide the interest amount in the “PER DAY INTEREST” field on the #CPO Screen by the amount in the “ACCOUNT BALANCE” field on the #CSS Screen and multiply by 10

(ii)         add 0.0000099 and truncate to five decimals

(iii)        multiply by 365 (i.e., the total number of days in the 2021 calendar year), and

(iv)        round the value to the nearest 0.125 percent.

e)           In the event the Interest Rate calculated in step (d) did not agree, recompute the Interest Rate by adding (i) the amount in the “VAR CASH SET1” field on the #CP2 Screen to (ii) the amount in the “ANNUAL INTEREST RATE CASH ADVANCE” field on the #NM SA2 Screen.

f)           In the event the Interest Rate calculated in step (e) did not agree, recompute the Interest Rate by subtracting the borrower benefits in the “DDD_RATE” field in the DDDBENEFIT section on the #HDI screen from the “INT RT” field on the #EDH Screen.

Attribute	Instructions
School Type 1 (School Type) and School Type 2 (Title IV)
Input the School Code in the “Current School ID” field in the Data File into the ATLAS System in order to access the corresponding school information contained on the Branch Categorization Screen. In addition, consider School Types 1 and 2 as follows:

a)           If the “PROGRAM CATEGORY” field on the Branch Categorization Screen was “4” or “H” and the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” the School Type 1 was “4 year;”

b)           If the “PROGRAM CATEGORY” field on the Branch Categorization Screen was “2” and the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” the School Type 1 was “2 year;”

c)           If the “PROGRAM CATEGORY” field on the Branch Categorization Screen was “T” and the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” the School Type 1 was “Trade School;”

d)           If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “For Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “Yes,” the School Type 2 was “Title IV – For Profit;”

e)           If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “For Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “No” or “Blank,” the School Type 2 was “Non-Title IV – For Profit;”

f)           If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “Non-Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “Yes,” the School Type 2 was “Title IV – Not For Profit;”

g)           If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “Non-Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “No” or “Blank,” the School Type 2 was “Non-Title IV – Not For Profit;”

Compare the School Types 1 and 2 (School Type and Title IV) in the “School Type” field and “School Title IV Eligibility Code” field in the Data File, respectively, to the corresponding information derived based on the instructions above.

Exhibit C
Exception List

Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Sources

88	2021B088	Current Status End Date	4/7/2021	3/7/2022